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                                                                      Exhibit 21

                        List of Subsidiaries of PRIMEDIA

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
                                                             STATE OR OTHER
                                                             JURISDICTION OF
                                                            INCORPORATION OR
                        NAME                                  ORGANIZATION
------------------------------------------------------  ------------------------
Abracadabra Acquisition Corporation                           Delaware

Adams/Intertec International, Inc.                            Delaware

Adams/Laux Company, Inc.                                      Delaware

AgriClick LLC                                                 Delaware

American Heat Video Productions, Inc.                         Missouri

The Apartment Guide of Nashville, Inc.                        Tennessee

Bacon's Information, Inc.                                     Delaware

Bankers Consulting Company                                    Missouri

Bowhunter Magazine, Inc.                                      Pennsylvania

Calibre Press, Inc.                                           Illinois

Cambridge Research Group, Ltd.                                West Virginia

Canadian Red Book, Inc.                                       Canada

Canoe and Kayak, Inc.                                         Delaware

Cardinal Business Media, Inc.                                 Delaware

Cardinal Business Media Holdings, Inc.                        Delaware

Channel One Communications Corp.                              Delaware

Channel One Communications Interactive Inc.                   Delaware

Climbing, Inc.                                                Delaware

CommCorp. LLC                                                 California

Communications Concepts, Inc. d/b/a Illustrated               Nevada

Graphics Communications

ConsumerClick Corp.                                           Delaware

Cover Concepts Marketing Services, LLC                        Delaware

Cowles History Group, Inc.                                    Virginia

Creative Technologies LLC                                     Delaware
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
                                                             STATE OR OTHER
                                                             JURISDICTION OF
                                                            INCORPORATION OR
                        NAME                                  ORGANIZATION
------------------------------------------------------  ------------------------
CSK Publishing Company, Inc.                                  Delaware

Cumberland Publishing, Inc.                                   Maryland

Digibid LLC                                                   Delaware

Electrical Construction LLC                                   Delaware

Films for the Humanities & Sciences, Inc.                     Delaware

Game and Fish Merger Subsidiary, Inc.                         Georgia

Go Lo Entertainment, Inc.                                     California

GR8RIDE.com                                                   Delaware

Guias do Brasil, Ltda.                                        Brazil

Guinn Communications, Inc.                                    Tennessee

Haas Publishing Companies, Inc.                               Delaware

Horse & Rider, Inc.                                           California

HPC Brazil, Inc.                                              Delaware

HPC do Brasil Ltda.                                           Brazil

HPC Interactive Inc.                                          Delaware

HPC Interactive, LLC                                          Delaware

IndustryClick Corp.                                           Delaware

Industrial Training Systems Corporation                       New Jersey

Intellichoice, Inc.                                           California

Intertec Publishing Corporation                               Delaware

Intertec Publishing (UK) Limited                              United Kingdom

Kagan Asia Media Ltd.                                         England and Wales

Kagan Media Appraisals, Inc.                                  California

Kagan Seminars, Inc.                                          California

Kagan World Media Inc.                                        Delaware

Kagan World Media Limited                                     England and Wales

Kit Planes Acquisition Company                                Delaware
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
                                                             STATE OR OTHER
                                                             JURISDICTION OF
                                                            INCORPORATION OR
                        NAME                                  ORGANIZATION
------------------------------------------------------  ------------------------
Law Enforcement Television Network, Inc.                      Texas

Little Rock Apartment Guide, Inc.                             Arkansas

Lockert Jackson & Associates                                  Washington

Low Rider Publishing Group, Inc.                              California

Maddux Publishing, Inc.                                       Florida

MarketingClick LLC                                            Delaware

McMullen Argus Publishing, Inc.                               California

MediaCentral LLC                                              Delaware

The Memphis Apartment Guide, Inc.                             Tennessee

Meridian Education Corporation                                Illinois

Metro New York LLC                                            Delaware

Miramar Communications, Inc.                                  California

PKA Acquisition Corp.                                         Delaware

Plaza Communications, Inc.                                    California

PRIMEDIA Digital Video LLC                                    Delaware

PRIMEDIA Enterprises, Inc.                                    Delaware

PRIMEDIA Enthusiast Publications Inc.                         Pennsylvania

PRIMEDIA Holdings III, Inc.                                   Delaware

PRIMEDIA Information, Inc.                                    Delaware

PRIMEDIA International Inc.                                   Delaware

PRIMEDIA Magazine Finance, Inc.                               Delaware

PRIMEDIA Magazines, Inc.                                      Delaware

PRIMEDIANet Inc.                                              Delaware

PRIMEDIA Special Interest Publications                        Delaware

PRIMEDIA TeenClick Corp.                                      Delaware

PRIMEDIA Ventures, Inc.                                       Delaware

PRIMEDIA Workplace Learning LLC                               Delaware
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
                                                             STATE OR OTHER
                                                             JURISDICTION OF
                                                            INCORPORATION OR
                        NAME                                  ORGANIZATION
------------------------------------------------------  ------------------------
PRIMEDIA Workplace Learning LP                                Delaware

Princeton/American Communications Co.                         New Jersey

Qwiz, Inc.                                                    Delaware

Qwiz (UK) Ltd.                                                United Kingdom

RetailVision, Inc.                                            Delaware

Simba Information, Inc.                                       Connecticut

Symbol of Excellence Publishers, Inc.                         Alabama

TelecomClick LLC                                              Delaware

TI-IN Acquisition Corporation                                 Texas

TSECRP, Inc.                                                  California

Virtual Flyshop, Inc.                                         Colorado

Wescott Communications Michigan, Inc.                         Michigan

Wescott ECI, Inc.                                             Texas

Wescott PRIMEDIA Limited                                      United Kingdom
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